SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) July 15, 1998


                          OLYMPUS COMMUNICATIONS, L.P.
             (Exact name of registrant as specified in its charter)

        Delaware                      333-19327                25-1622615
    (State or other           (Commission File Number)       (IRS Employer
    jurisdiction of                                        Identification No.)
     incorporation)

                           OLYMPUS CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                     333-19327                  23-2868925
    (State or other           (Commission File Number)        (IRS Employer
    jurisdiction of                                        Identification No.)
     incorporation)

        ----------------------------------------------------------------

                Main at Water Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (814) 274-9830



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Item 2.  Acquisition or Disposition of Assets

Olympus has completed the acquisition of cable television systems from Jones Intercable, Inc. These systems were acquired for $110,000,000 in cash and serve approximately 46,000 subscribers in and around the city of Ft. Myers, Florida. The acquisition was accounted for under the purchase method of accounting and these systems will be consolidated with Olympus for financial accounting purposes effective as of July 15, 1998.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 1998                         OLYMPUS COMMUNICATIONS, L.P.

                                            BY:      ACP HOLDINGS, INC.
                                                     Managing General Partner

                                            By:   /s/Timothy J. Rigas
                                                     Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer, Principal
                                                     Accounting Officer and
                                                     Principal Financial Officer
                                                     of ACP Holdings, Inc.


Date: July 17, 1998                         OLYMPUS CAPITAL CORPORATION

                                            By:   /s/Timothy J. Rigas
                                                     Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer, Principal
                                                     Accounting Officer and
                                                     Principal Financial Officer